SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2011

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                         Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                 On August 25, 2011, Compensation Committee of the Board of Directors of Eagle Bancorp, Inc. (the “Company”), approved the payment of cash bonuses for the Company’s named executive officers, as set forth in the table below.

Name	Title	Amount
James H. Langmead	EVP and CFO — Company and Bank	$58,938
Thomas D. Murphy	President — Community Banking	$98,265
Ronald D. Paul	President and CEO — Company and Bank	$799,348
Susan G. Riel	EVP — Company; SEVP & COO — Bank	$184,801
Janice L. Williams	EVP & Chief Credit Officer — Bank	$33,280

In making the awards, the Compensation Committee considered information provided by its independent compensation consultant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/Ronald D. Paul
Ronald D. Paul, President and CEO

Dated: August 29, 2011